UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2005

YOUNG BROADCASTING INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-25042	13-3339681
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

599 Lexington Avenue

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number:  (212) 754-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 29, 2005, the Registrant entered into an exchange agreement with each of its executive officers (Vincent Young, Chairman and CEO, Deborah McDermott, President, and James Morgan, Executive Vice President and CFO) (collectively, the “Exchange Agreements”).  The Exchange Agreements were approved by the Compensation Committee of the Registrant’s Board of Directors.  Pursuant to the Exchange Agreements, options to purchase 1,535,250, 212,000, and 451,125 shares of common stock of the Registrant, representing all of the outstanding and unexercised options held by Mr. Young, Ms. McDermott and Mr. Morgan, respectively, were cancelled and, in exchange for such cancelled options, Mr. Young, Ms. McDermott and Mr. Morgan were awarded 221,483, 31,942 and 65,366 deferred stock units, respectively, under Registrant’s 2004 Equity Incentive Plan (the “Plan”).   Each deferred stock unit represents the right to receive a share of the Registrant’s Class B common stock shortly following the date of termination of the holder’s employment with the Registrant, to the extent the units have vested as of such date.  The deferred stock units will vest in equal installments on the first, second and third anniversaries of the date of award.

The Exchange Agreements are filed as Exhibits 10.1, 10.2 and 10.3 to this report and incorporated herein by reference.

On June 23, 2005, the Compensation Committee awarded to Vincent Young, Deborah McDermott and James Morgan, on a conditional basis, 262,700, 92,100 and 83,700 deferred stock units, respectively, under Plan.  Such awards were subject to, and were to be effective upon, the consummation of a transaction that resulted in there being available for grant under the Plan a number of additional shares of common stock equal to the aggregate number of deferred stock units conditionally awarded to such executive officers.  These conditional awards became effective on November 29, 2005 upon consummation of the transactions contemplated by the Exchange Agreements.  Each deferred stock unit represents the right to receive a share of the Registrant’s Class B common stock shortly following the date of termination of the holder’s employment with the Registrant, to the extent the units have vested as of such date.  The deferred stock units will vest in equal installments on the first, second and third anniversaries of the date of award.

Item 9.01. Financial Statements and Exhibits.

(c)                                  Exhibits:

Exhibit No.	Description

10.1

Exchange Agreement, dated November 29, 2005, between Registrant and Vincent J. Young (included as
Exhibit (d)(3) to the Company’s Schedule TO filed with the Securities and Exchange Commission on November 30, 2005)(Exhibit (d)(3) is incorporated herein by reference)

10.2

Exchange Agreement, dated November 29, 2005, between Registrant and Deborah McDermott (included as
Exhibit (d)(4) to the Company’s Schedule TO filed with the Securities and Exchange Commission on November 30, 2005)(Exhibit (d)(4) is incorporated herein by reference)

10.3

Exchange Agreement, dated November 29, 2005, between Registrant and James A. Morgan (included as
Exhibit (d)(5) to the Company’s Schedule TO filed with the Securities and Exchange Commission on November 30, 2005)(Exhibit (d)(5) is incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2005

Young Broadcasting Inc.

By:

  /s/ James A. Morgan

James A. Morgan

Executive Vice President